Exhibit 99.1

        Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                                    KEYSTONE, INC.


                                    By: /s/ W. R. Cotham
                                    W. R. Cotham,
                                    Vice President



                                    /s/ W. R. Cotham
                                    W. R. COTHAM
                                    Attorney-in-Fact for:

                                    ROBERT M. BASS (1)


                                    FW AER PARTNERS, L.P.

                                    By: Group 31, Inc.,
                                     General Partner



                                    By: /s/ J. Taylor Crandall
                                        J. Taylor Crandall,
                                        President


                                    GROUP 31, INC.


                                    By: /s/ J. Taylor Crandall
                                        J. Taylor Crandall,
                                       President



                                    /s/ J. Taylor Crandall
                                    J. TAYLOR CRANDALL


                                    FW AER II, L.P.

                                    By: Group III 31, L.L.C.,
                                     General Partner


                                    By: /s/ J. Taylor Crandall
                                        J. Taylor Crandall,
                                        President


                                    GROUP III 31, L.L.C.


                                    By: /s/ J. Taylor Crandall
                                        J. Taylor Crandall,
                                     President



                                    /s/ David G. Brown
                                    DAVID G. BROWN



                                    /s/ Maureen Brown
                                    MAUREEN BROWN


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.